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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    Form 8-K



                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): August 9, 2002



                               MAYTAG CORPORATION
             (Exact name of registrant as specified in its charter)

                             A Delaware Corporation
              (State or other jurisdiction incorporation)

                          Commission file number 1-655

                 I.R.S. Employer Identification No. 42-0401785

                403 West Fourth Street North, Newton, Iowa 50208
                    (Address of principal executive offices)

                   Registrant's telephone number: 641-792-7000

                                       N/A
         (Former name or former address, if changed since last report.)

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Item 9. Regulation FD Disclosure.

     On August 9, 2002, the principal executive officer and principal financial officer of Maytag Corporation (the "Company") each sent, via overnight delivery, a "Statement Under Oath Of Principal Executive Officer/Principal Financial Officer Of Maytag Coporporation Regarding Facts And Circumstances Relating To Exchange Act Filings" to the Securities and Exchange Commission ("SEC") as required by Order 4-460 issued by the SEC on June 27, 2002. Each of the statements was in the form prescribed by the SEC without modification or qualification. Copies of these Statements are filed as Exhibits to this Current Report on Form 8-K.

Item 7. Financial Statements and Exhibits

(c) Exhibits.

The exhibits accompanying this report are listed in the accompanying Exhibit Index.

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Pursuant to the requirements of the Securities Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                    Maytag Corporation
                                                    (Registrant)

                                                    By: /s/ Steven H. Wood
                                                    ----------------------------
                                                    Executive Vice President and
                                                    Chief Financial Officer



August 9, 2002
    (Date)

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EXHIBIT INDEX

The following exhibits are filed herewith.



Exhibit No.

99.1 Statement Under Oath of Principal Executive Officer dated August 9, 2002

99.2 Statement Under Oath of Principal Financial Officer dated August 9, 2002